Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
ASSETS
Loans, allowance for loan losses	$ 4,829	$ 5,654
STOCKHOLDERS' EQUITY
Common stock, shares issued (in shares)	8,199	7,851
Common stock, shares authorized (in shares)	40,000	40,000
Common stock, par value	$ 0.625	$ 0.625
Preferred stock,shares issued	2,092	2,092
Preferred stock,authorized (in shares)	10,000	10,000
Preferred stock,par value	$ 2.00	$ 2.00